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                                   EXHIBIT 32

                           SECTION 1350 CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Oakridge Energy, Inc. (the "Company") does hereby certify, to such officers' knowledge, that: the "Form 10-QSB/A to the third quarter Report on Form 10-QSB for the quarter ended November 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Act and the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-QSB/A.

Date: May 31, 2005                         /s/ Sandra Pautsky
                                           -----------------------------
                                           Sandra Pautsky, President and
                                             Principal Executive Officer
                                             of Oakridge Energy, Inc.

                                           /s/ Carol J. Cooper
                                           ------------------
                                           Carol J. Cooper, Principal
                                             Financial Officer of
                                             Oakridge Energy, Inc.